                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(z))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GENERAL CABLE CORPORATION
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

GENERAL
CABLE
CORPORATION
[LOGO]


                            GENERAL CABLE CORPORATION
                              FOUR TESSENEER DRIVE
                        HIGHLAND HEIGHTS, KENTUCKY 41076
                            TELEPHONE (606) 572-8000


DEAR SHAREHOLDER:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders which will be held at 11:00 a.m., local time, Tuesday, May 19, 1998, at Four Tesseneer Drive, Highland Heights, Kentucky.

     You will find enclosed a notice of our 1998 Annual Meeting that identifies the four proposals for shareholder action. We encourage you to read the Proxy Statement carefully.

     At the meeting, we will present a report to shareholders on the affairs of our Company. During a discussion period, shareholders will have an opportunity to bring up matters of interest relating to our Company.

     Even if you plan to attend the meeting in person, we ask that you sign and return your proxy card to ensure that your shares will be represented at the meeting if you cannot attend. If you do in fact attend the meeting and wish to vote in person, you may withdraw your proxy card at that time.

     As you will note from the enclosed proxy material, the Board of Directors recommends that you vote FOR each of the proposals set forth in the Proxy Statement.

                                              Sincerely,


                                              STEPHEN RABINOWITZ
                                              Chairman of the Board

March 30, 1998

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT.  PLEASE DATE, SIGN, MARK AND RETURN PROMPTLY
THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE
ANNUAL MEETING.
--------------------------------------------------------------------------------

                            GENERAL CABLE CORPORATION
                              FOUR TESSENEER DRIVE
                        HIGHLAND HEIGHTS, KENTUCKY 41076
                            TELEPHONE (606) 572-8000


                NOTICE OF THE 1998 ANNUAL MEETING OF SHAREHOLDERS

     The 1998 Annual Meeting of Shareholders of General Cable Corporation ("General Cable") will be held on Tuesday, May 19, 1998, at 11:00 a.m., local time, at Four Tesseneer Drive, Highland Heights, Kentucky, to consider and act upon the following proposals:

     1.   Election of two directors;

     2. Ratification of the appointment of Deloitte & Touche LLP, independent certified public accountants, to audit the 1998 consolidated financial statements of General Cable;

     3. Approval of the General Cable Corporation 1997 Stock Incentive Plan as amended;

     4.   Approval of the General Cable Corporation 1998 Annual Incentive Plan;
          and

     5.   Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 20, 1998, are entitled to notice of and to vote at the meeting.

                                           By Order of the Board of Directors,


                                           Robert J. Siverd
                                           Secretary


March 30, 1998

                        PROXY STATEMENT TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----

VOTING PROCEDURES...................................................................1

ELECTION OF DIRECTORS (Proposal 1)..................................................2
     Class I Director Nominees for Election at the Annual Meeting...................4
     Class II Continuing Directors..................................................4
     Class III Continuing Directors.................................................5
     Board Committees and Meetings..................................................6

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT........................................7

CERTAIN SHAREHOLDERS................................................................8

EXECUTIVE COMPENSATION..............................................................9
     Summary Compensation Table.....................................................9

OPTION GRANTS......................................................................11
     Option Grants In Last Fiscal Year.............................................11
     Option Exercises In Last Fiscal Year
           And Fiscal Year-End Option Values.......................................12

PENSION PLAN TABLE.................................................................12

COMPENSATION COMMITTEE REPORT......................................................13

STOCK PRICE PERFORMANCE GRAPH......................................................17

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION........................18

RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP TO
     AUDIT THE 1998 CONSOLIDATED FINANCIAL STATEMENTS
     OF GENERAL CABLE (Proposal 2).................................................18

APPROVAL OF THE GENERAL CABLE CORPORATION
     1997 STOCK INCENTIVE PLAN AS AMENDED (Proposal 3).............................18

APPROVAL OF THE GENERAL CABLE CORPORATION
     1998 ANNUAL INCENTIVE PLAN (Proposal 4).......................................27

OTHER INFORMATION..................................................................29

                                 PROXY STATEMENT

     The Board of Directors of General Cable Corporation ("General Cable" or the "Company") is furnishing this Proxy Statement in connection with the solicitation of proxies from the holders of the outstanding common stock of General Cable for the 1998 Annual Meeting of Shareholders ("Annual Meeting") on May 19, 1998, and at any meeting adjournment. The principal executive offices of General Cable are located at Four Tesseneer Drive, Highland Heights, Kentucky 41076. General Cable is mailing this Proxy Statement, the accompanying form of proxy and General Cable's Annual Report to Shareholders for the 1997 fiscal year to all shareholders entitled to receive notice of and to vote at the Annual Meeting beginning on or about March 30, 1998.

                                VOTING PROCEDURES

YOUR VOTE IS VERY IMPORTANT.

     Whether or not you plan to attend our Annual Meeting, please take the time to vote by completing and mailing the enclosed proxy card as soon as possible. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

RECORD DATE

     Holders of record of General Cable common stock, par value $0.01 per share ("Common Stock"), at the close of business on March 20, 1998 (the "Record Date") will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments. At the Record Date, 24,535,200 shares of Common Stock were issued and outstanding.

REVOKING YOUR PROXY

     If you later wish to revoke your proxy, you may do so by (1) sending a written statement to that effect to the Secretary of General Cable at the address indicated above; (2) submitting a properly signed proxy bearing a later date; or (3) voting in person at the Annual Meeting.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

     * NUMBER OF SHARES OUTSTANDING. At the close of business on the Record Date, March 20, 1998, there were 24,535,200 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

     * VOTE PER SHARE. You are entitled to one vote per share on matters presented at the Annual Meeting. Shareholders do not have cumulative voting rights in the election of directors.

     * QUORUM. A majority of outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against such proposal.

     * VOTE REQUIRED. The following is an explanation of the vote required for each of the four items to be voted on at the Annual Meeting:

PROPOSAL 1 - ELECTION OF DIRECTORS:

     The two nominees receiving the highest number of votes will be elected. If you do not wish your shares to be voted for a particular nominee, you may so indicate in the space provided on the proxy card.

PROPOSAL 2 - APPROVAL OF AUDITORS;

PROPOSAL 3 - APPROVAL OF 1997 STOCK INCENTIVE PLAN AS AMENDED; AND

PROPOSAL 4 - APPROVAL OF 1998 ANNUAL INCENTIVE PLAN:

     The affirmative vote of a majority of shares present in person or by proxy is required for approval of Proposals 2, 3 and 4. Abstentions and "broker non-votes" (i.e., when a broker does not have authority to vote on a specific issue) will have the effect of a vote against Proposals 2, 3 and 4.

OTHER BUSINESS.

     The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. If any nominee for election as a director becomes unable to accept nomination or election, which we do not anticipate, the persons named in the proxy will vote for the election in his stead of another person recommended by the Board.


                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

NOMINEES FOR DIRECTOR

     Two directors will be elected at the 1998 Annual Meeting.

     Under the Amended and Restated Certificate of Incorporation of General Cable, the Board is divided into three classes of Directors serving staggered three-year terms. Each class is to be as nearly equal in number as reasonably possible. The initial term of office of the first class of directors expires at the 1998 annual meeting of shareholders; the initial term of the second class of directors expires at the 1999 annual meeting of shareholders; and the initial term of the third class of directors expires at the 2000 annual meeting of shareholders. Beginning with the 1998 Annual Meeting, directors elected to succeed those directors whose terms have expired will be elected to a term of office lasting three years and until their successors are elected.

     Under General Cable's Amended and Restated By-laws, the only candidates eligible for election at a meeting of shareholders are candidates nominated by or at the direction of the Board of Directors and candidates nominated at the meeting by a shareholder who has complied with the procedures set forth in the By-laws. Shareholders will be given a reasonable opportunity at the Annual Meeting to nominate candidates for the office of director. However, the By-laws require that a shareholder wishing to nominate a director candidate must have first given the Secretary of General Cable a written nomination notice at least sixty (60) days before the date of the Annual Meeting.

     The nomination notice must set forth the following information as to each individual nominated:

* The name, date of birth, business address and residence address of the individual;

* The business experience during the past five years of the nominee, including his or her principal occupations and employment during such period, the name and principal business of any corporation or other organization in which those occupations and employment were carried on, and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience;

* Whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity;

* Any directorships held by the nominee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; and

* Whether, in the last five years, the nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee.

     The nomination notice must also provide the following information as to the person submitting the nomination notice and any person acting in concert with such person; (1) the name and business address of such person, (2) the name and address of such person as they appear in the Corporation's books (if they so appear), and (3) the class and number of General Cable shares that are beneficially owned by such person. The nomination notice must include the nominee's signed written consent to being named in a proxy statement as a nominee and to serve as a director if elected. If the presiding officer at any shareholders' meeting determines that a nomination was not made in accordance with the procedures described above, he will so declare to the meeting and the defective nomination will be disregarded.

     Set forth below is certain information relating to the two persons who were nominated by the Board of Directors on January 29, 1998, for reelection as Class I directors at the Annual Meeting. Also set forth below is information about the Class II and Class III continuing directors. The information is based on data furnished to General Cable by the respective persons named. The new term of office for each nominee runs from the 1998 Annual Meeting until the annual meeting of shareholders to be held in 2001 and until his successor shall have been elected and qualified.

          CLASS I DIRECTOR NOMINEES FOR ELECTION AT THE ANNUAL MEETING


[photo]                                       Mr. Noddle has been the Executive Vice President of
                                              Minneapolis-based SUPERVALU INC. (NYSE: SVU) since
                                              1992 and President and Chief Operating Officer of its
                                              Wholesale Food Companies since 1995.  SUPERVALU is the
                                              largest food wholesaler in the United States.  Mr. Noddle has held various marketing and merchandising positions with
                                              SUPERVALU since 1976.

JEFFREY NODDLE
AGE 51
DIRECTOR SINCE 1998
MEMBER OF THE AUDIT COMMITTEE AND
THE COMPENSATION COMMITTEE





[photo]                                       Mr. Welsh has been Vice Chairman of the board of directors of Mobile Telecommunication Technologies Corp.
                                              (NASDAQ: MTEL) since May 1995. He has served as a
                                              Managing Director of Mtel since March 1992 and a director of the company since September 1992. Mr. Welch is also a
                                              director of York International Corp. (NYSE: YRK).

JOHN E. WELSH, III
AGE 47
DIRECTOR SINCE 1997
CHAIRMAN OF THE COMPENSATION
COMMITTEE AND MEMBER OF THE
CORPORATE GOVERNANCE COMMITTEE

                                     CLASS II CONTINUING DIRECTORS


[photo]                                       Mr. Kenny has served as Executive Vice President and Chief
                                              Operating Officer of General Cable since March 1997.  From
                                              June 1994 to March 1997, he was Executive Vice President of
                                              the subsidiary of General Cable which was General Cable's
                                              immediate predecessor. From April 1992 until June 1994, he served as Senior Vice President of the predecessor company.

GREGORY B. KENNY
AGE 45
DIRECTOR SINCE 1997
EXECUTIVE VICE PRESIDENT AND CHIEF
OPERATING OFFICER OF GENERAL CABLE

[photo]

                                              Since May 1993, Mr. Smialek has been Chairman, President
                                              and Chief Executive Officer of Insilco Corporation
                                              (NASDAQ: INSL), a diversified manufacturing company
                                              based in Dublin, Ohio.  Before joining Insilco in 1993, Mr.
                                              Smialek was President of the Temperature and Appliance
                                              Controls Group of Siebe plc from 1990 to 1993, and Group
ROBERT L. SMIALEK                             Vice President of Tracor Instruments Group from 1988 to
AGE 54                                        1990.  Mr. Smialek is a director of Insilco Corporation and
DIRECTOR SINCE 1998                           Gleason Corporation (NYSE: GLE).
CHAIRMAN OF THE AUDIT COMMITTEE
AND MEMBER OF THE COMPENSATION
COMMITTEE


                                      CLASS III CONTINUING DIRECTORS


[photo]                                       Since July 1994, Mr. Lawton has been President of NuTone,
                                              Inc., a subsidiary of Williams plc based in Cincinnati, Ohio.
                                              Prior to joining NuTone, Mr. Lawton served with Procter &
                                              Gamble (NYSE: PG) from 1989 to 1994, where he was Vice
                                              President and General Manager of several consumer product
                                              groups.  Mr. Lawton is a director of Johnson Worldwide
                                              Associates, Inc. (NASDAQ: JWAIA).

GREGORY E. LAWTON
AGE 47
DIRECTOR SINCE 1998
CHAIRMAN OF THE CORPORATE
GOVERNANCE COMMITTEE AND MEMBER
OF THE AUDIT COMMITTEE


[photo]                                       Mr. Rabinowitz has served as Chairman, President and Chief
                                              Executive Officer of General Cable since March 1997.  From
                                              September 1994 until March 1997, he was President and Chief
                                              Executive of the predecessor company.  From March 1992
STEPHEN RABINOWITZ                            until August 1994, Mr. Rabinowitz served as President and
AGE 55                                        Group Executive for AlliedSignal Friction Materials and
DIRECTOR SINCE 1997                           President of AlliedSignal Braking Systems Business.  Mr.
CHAIRMAN OF THE BOARD OF DIRECTORS,           Rabinowitz is also a director of JLG Industries, Inc.  (NYSE:
PRESIDENT AND CHIEF EXECUTIVE                 JLG).
OFFICER OF GENERAL CABLE

BOARD COMMITTEES AND MEETINGS

     General Cable's Board of Directors has three committees: the Compensation Committee, which was formed in August 1997, and the Audit Committee and Corporation Governance Committee, which were formed in January 1998. Prior to the formation of the committees, the Board performed the functions of each committee. The membership and functions of each committee are described below:

     AUDIT COMMITTEE: Consists of Robert L. Smialek (Chairman), Jeffrey Noddle and Gregory E. Lawton. The Committee reviews and makes recommendations to the Board of Directors on General Cable's auditing, financial reporting and internal control functions. This Committee also recommends the firm that General Cable should retain as its independent accountant. None of the members are officers or employees of General Cable.

     COMPENSATION COMMITTEE: Consists of John E. Welsh, III (Chairman), Jeffrey Noddle and Robert L. Smialek. The Committee reviews and acts on General Cable's executive compensation and employee benefit plans and programs, including their establishment, modification and administration. It also determines the compensation of the Chief Executive Officer and other executive officers. None of the members are officers or employees of General Cable.

     CORPORATE GOVERNANCE COMMITTEE: Consists of Gregory E. Lawton (Chairman) and John E. Welsh, III. The Committee considers and recommends nominees for election as directors, appropriate director compensation, and the membership and responsibilities of Board committees. It also conducts, in conjunction with the Compensation Committee, an annual performance evaluation of the chief executive officer and sets performance objectives for the CEO. None of the members are officers or employees of General Cable.

     In 1997, each director attended at least 75% of the total number of meetings of the Board of Directors and of the committees on which he served. In 1997 the Board of Directors held three regular meetings. In addition, the Board performed the functions of the Compensation Committee at one meeting.

     The fee schedule for General Cable directors, paid only to directors who are not officers or employees of General Cable, is as follows: annual retainer fee of $20,000, payable one-half in Common Stock of General Cable and one-half in cash; attendance fee of $1,000 for each Board of Directors meeting; attendance fee of $800 for each committee meeting; and annual committee chairmanship fee of $3,000 for each committee. Directors who are not officers or employees of General Cable are also reimbursed for related out-of-pocket expenses for attendance at board and committee meetings. In addition, each outside director is eligible to receive an annual grant of an option to acquire 2,000 shares of General Cable Common Stock at the stock's fair market value when granted. These options vest over three years.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO NOMINEES AS DIRECTORS.

                  BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT

     The following table sets forth information, as of March 2, 1998, concerning the beneficial ownership of General Cable's Common Stock by (i) each director and director nominee of General Cable; (ii) each executive officer of General Cable named in the Summary Compensation Table; and (iii) all directors and executive officers of General Cable as a group. The information presented is based on data furnished by the named persons. Except as otherwise indicated, the beneficial owners of Common Stock listed below have sole investment and voting power with respect to these shares.


                                                                       SHARES BENEFICIALLY OWNED (1)
                                                                   -------------------------------------
                   NAME OF BENEFICIAL OWNER                              NUMBER            PERCENT (2)
---------------------------------------------------------------    ------------------    ---------------
Gregory B. Kenny, Director and Officer.........................            33,085 (3)           *
Gregory E. Lawton, Director....................................                 1,042           *
Jeffrey Noddle, Director and nominee...........................                 1,042           *
Stephen Rabinowitz, Director and Officer.......................           155,338 (4)           *
Robert J. Siverd, Officer......................................            29,769 (5)           *
Robert L. Smialek, Director....................................                 1,042           *
Christopher F. Virgulak, Officer...............................             9,629 (6)           *
John E. Welsh, III, Director and nominee.......................                 2,164           *
All directors and executive officers as a group................               233,111           *

--------------------------

*    Means less than 1.0%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares.

(2) The percentages shown are calculated based on the total number of shares of Common Stock which were outstanding at the Record Date (24,535,200 shares of Common Stock).

(3) Includes 1,400 shares held by Mr. Kenny as custodian for his children and 28,809 shares of restricted stock awarded to Mr. Kenny under the General Cable 1997 Stock Incentive Plan as to which he has voting power.

(4) Includes 105,238 shares of restricted stock awarded to Mr. Rabinowitz under the General Cable 1997 Stock Incentive Plan as to which he has voting power.

(5) Includes 8,410 shares of restricted stock awarded to Mr. Siverd under the General Cable 1997 Stock Incentive Plan as to which he has voting power.

(6) Includes 8,629 shares of restricted stock awarded to Mr. Virgulak under the General Cable 1997 Stock Incentive Plan as to which he has voting power.

                              CERTAIN SHAREHOLDERS

      The following table sets forth information concerning each person known to General Cable to be the beneficial owner of more than 5% of General Cable's Common Stock. General Cable obtained this information from its records and statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and received by General Cable through the Record Date.

                                                           SHARES BENEFICIALLY OWNED (1)
                                                       --------------------------------------
        NAME AND ADDRESS OF BENEFICIAL OWNER                   NUMBER             PERCENT(2)
----------------------------------------------------   -----------------------   ------------
Nicholas Company, Inc.                                      2,340,500 (3)            9.5
Nicholas Fund, Inc.
700 North Water Street
Milwaukee, Wisconsin 53202
Wellington Management Company, LLP                          1,559,285 (4)            6.4
75 State Street
Boston, Massachusetts 02109

--------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares.

(2) The percentages shown are calculated based upon the total number of shares of Common Stock which were outstanding at the Record Date (24,535,200 shares of Common Stock).

(3) These shares of General Cable Common Stock are owned by a variety of investment advisory clients of Nicholas Company, Inc., including Nicholas Fund, Inc. No such client, other than Nicholas Fund, Inc., is known to beneficially own more than 5% of these shares of General Cable Common Stock. Nicholas Company, Inc. has sole dispositive power, but not voting power, with respect to the 2,340,500 shares. Nicholas Fund, Inc. has sole voting power, but no dispositive power, with respect to 1,534,800 shares of General Cable Common Stock (6.3% of the outstanding Common Stock on the Record Date). Anthony O. Nicholas is the president, a director and majority shareholder of Nicholas Company, Inc. and in this capacity may be deemed to be a beneficial owner of the 2,340,500 shares, sharing dispositive power over these shares with Nicholas Company, Inc. The information set forth herein with respect to the shares of General Cable Common Stock is as of December 31, 1997, and is derived from a Schedule 13G filed on January 22, 1998, by Nicholas Company, Inc., Nicholas Fund, Inc. and Albert O. Nicholas with the Securities and Exchange Commission.

(4) These shares of General Cable Common Stock are owned by a variety of investment advisory clients of Wellington Management Company, LLP ("Wellington"). No such client is known to beneficially own more than 5% of these shares of General Cable Common Stock. Wellington has shared voting power with respect to 1,453,585 shares and shared dispositive power with respect to 1,559,285 shares. The information set forth herein with respect to the shares of General Cable Common Stock is as of December 31, 1997, and is derived from a Schedule 13G filed on January 24, 1998, by Wellington with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding the compensation paid to the Chief Executive Officer and each of the three other most highly compensated executive officers of General Cable (including its subsidiaries) for services rendered in all capacities for fiscal years 1996 and 1997.

                                            SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                              ANNUAL COMPENSATION              COMPENSATION
                                      ------------------------------------ ---------------------
                                                                            RESTRICTED
                              FISCAL                        OTHER ANNUAL      STOCK     OPTIONS      LTIP           ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS    COMPENSATION(1)  AWARDS(2)   (SHARES)  PAYOUTS(3)   COMPENSATION(4)
---------------------------- -------- --------- ---------- --------------- ------------ --------  ----------- ---------------
Stephen Rabinowitz             1997    $600,000   $660,000         $35,197   $2,968,748  311,000   $1,788,000         $89,202
Chairman, President and        1996    $354,423   $830,921         $12,387            0        0            0         $42,433
Chief Executive Officer

Gregory B. Kenny               1997    $300,000   $308,100         $11,109     $693,739   98,000            0         $32,944
Executive Vice President and   1996    $235,000   $250,000         $ 9,293            0        0            0         $27,557
Chief Operating Officer

Robert J. Siverd               1997    $228,284   $190,000         $ 3,596     $203,235   38,000            0         $27,534
Executive Vice President,      1996    $215,045   $207,000         $ 3,461            0        0            0         $21,732
General Counsel and Secretary

Christopher F. Virgulak        1997    $201,770   $170,000         $12,096     $225,584   38,000            0         $24,832
Executive Vice President,      1996    $191,539   $200,000         $ 5,463            0        0            0         $20,701
Chief Financial Officer and
Treasurer

------------------------

(1) Represents the amounts reimbursed during 1997 for payment of insurance premiums and related taxes.

(2) The number and aggregate value of the restricted stock awards to executive officers at December 31, 1997, respectively, were: Mr. Rabinowitz, 105,238 shares, $3,808,563; Mr. Kenny, 28,809 shares, $1,042,598; Mr. Siverd, 8,410 shares, $304,358; and Mr. Virgulak, 8,629 shares, $312,284. Of these awards, 95,238 shares granted to Mr. Rabinowitz, 23,809 shares granted to Mr. Kenny, 6,910 granted to Mr. Siverd and 6,129 granted to Mr. Virgulak represent the settlement of obligations under long-term incentive plans (including a separate plan for Mr. Rabinowitz), which terminated on completion of the public offering of General Cable Common Stock in May 1997. These awards were based on achievement of objective performance factors.

     The vesting schedule for awards of restricted Common Stock which vest in under three years from the date of grant is as follows: 10,000 and 5,000 shares granted to Mr. Rabinowitz and Mr. Kenny, respectively, vest one-third each year from the date of grant (January 29, 1998); 6,910 and 6,129 shares granted to Mr. Siverd and Mr. Virgulak, respectively, vest on December 31, 1998; and 1,500 and 2,500 shares granted to Mr. Siverd and Mr. Virgulak, respectively, vest one-third each year from the date of grant (January 29, 1998). Dividends are paid to holders of restricted Common Stock as and when declared by the Board of Directors.

(3) Represents, along with the award of 95,238 shares of restricted Common Stock referred to in Note 2, full settlement of all obligations under Mr. Rabinowitz's former long-term incentive plan which terminated on completion of the public offering in May 1997.

(4) Includes (a) imputed income from life insurance in the amount of $3,168 in 1997 and $3,168 in 1996 for Mr. Rabinowitz, $1,201 in 1997 and $857 in 1996
     for Mr. Kenny, $1,418 in 1997 and $1,329 in 1996 for Mr. Siverd, and $726 in 1997 and $683 in 1996 for Mr. Virgulak; and (b) employer matching and additional contributions pursuant to General Cable's retirement and savings and excess benefit plans in the amounts of $86,034 in 1997 and $39,265 in 1996 for Mr. Rabinowitz, $31,743 in 1997 and $26,700 in 1996 for Mr. Kenny, $26,116 in 1997 and $20,403 in 1996 for Mr. Siverd, and $24,106 in 1997 and
     $20,018 in 1996 for Mr. Virgulak.

EMPLOYMENT AGREEMENTS

         Below are summary descriptions of the employment agreements between General Cable and each of Messrs. Rabinowitz, Kenny, Siverd and Virgulak (each an "Employment Agreement").

         Mr. Rabinowitz serves as Chief Executive Officer and President of General Cable under a three-year employment agreement (subject to automatic one-year extensions unless General Cable or Mr. Rabinowitz elects not to so extend). Under his Employment Agreement as amended, Mr. Rabinowitz is entitled to receive an annual base salary of $600,000, and he has an opportunity to earn a bonus upon the attainment of specified performance goals as approved by the Compensation Committee under the 1998 Annual Incentive Plan. (That plan takes the place of the 1997 Annual Incentive Plan (See Proposal 4).) Upon termination of his employment, Mr. Rabinowitz's Employment Agreement provides for the payment of accrued and unpaid base salary and benefits under then existing plans (other than severance benefits). In addition, in the event of a termination due to death or Disability, by General Cable other than for Cause or by Mr. Rabinowitz for Good Reason (as defined in his Employment Agreement), his Employment Agreement provides for immediate vesting of and lapsing of restrictions on all unvested restricted stock and options held by Mr. Rabinowitz. In the event of a termination by General Cable other than for Cause or by Mr. Rabinowitz for Good Reason, his Employment Agreement also provides for a payment equal to a multiple (the "Multiplier") of the sum of his base salary and the target bonus under the 1998 Annual Incentive Plan for the year in which termination occurs, as well as his continuation as a participant in General Cable's executive health and welfare benefit plans for the number of years represented by the Multiplier. The Multiplier for Mr. Rabinowitz is two.

         The terms and conditions of the Employment Agreements between General Cable and each of Messrs. Kenny, Virgulak and Siverd are substantially the same as those contained in Mr. Rabinowitz's Employment Agreement, with the following differences. Mr. Kenny serves as Executive Vice President and Chief Operating Officer of General Cable, is entitled to an annual base salary of $300,000 and under his Employment Agreement as amended, he has an opportunity to earn a bonus as approved by the Compensation Committee under the 1998 Annual Incentive Plan and has a Multiplier of 1.5. Mr. Siverd serves as Executive Vice President, General Counsel and Secretary pursuant to a two-year Employment Agreement (subject to automatic one-year extensions unless General Cable or Mr. Siverd elects not to so extend), is entitled to an annual base salary of $225,000, and has a Multiplier of one. Mr. Virgulak serves as Executive Vice President, Chief Financial Officer and Treasurer pursuant to a two-year Employment Agreement (subject to automatic one-year extensions unless General Cable or Mr. Virgulak elects not to so extend), is entitled to an annual base salary of $204,000, and has a Multiplier of one. Mr. Virgulak's and Mr. Siverd's agreements also provide that they will be entitled to participate in the 1998 Annual Incentive Plan on terms determined by the Compensation Committee.

CHANGE-IN-CONTROL AGREEMENTS

         Below are summary descriptions of the change-in-control agreements between General Cable and each of Messrs. Rabinowitz, Kenny, Siverd and Virgulak (the "Change-in-Control Agreements").

         The Change-in-Control Agreements provide for certain benefits if the executive's employment is terminated by General Cable or General Cable's subsidiaries or by General Cable's successor without Cause (as defined in the Change-in-Control Agreements), or the executive terminates his employment with General Cable or General Cable's subsidiaries or with General Cable's successor for any one of certain specified events detrimental to the executive ("Good Reason") and such termination occurs within six months preceding, or within two years following, any one of certain specified events producing a change in control of General Cable (a "Change-in-Control"). In such event, the executive shall receive a payment equal to a specified multiple of the sum of (x) the executive's annual base salary at the time of the termination of the executive's employment (or, in the case of a termination of employment for Good Reason based on a reduction of his annual base salary, the annual base salary in effect immediately prior to such reduction) plus (y) the executive's target annual incentive bonus in effect for the year in which his employment is terminated or the year in which the Change-in-Control occurs, whichever is greater. In addition, General Cable or its successor shall continue the executive's participation in General Cable-sponsored executive health and welfare benefit plans until the earlier of the same specified multiple of 12 months following the date of the executive's termination of employment or the date the executive receives equivalent coverage and benefits under the plans of a subsequent employer. The multiples are as follows: Mr. Rabinowitz -- three times; Mr. Kenny -- two and a half times; Mr. Siverd -- one and a half times; and Mr. Virgulak -- one and a half times. Upon a Change-in-Control, the restrictions on any restricted stock will lapse and any unexercisable stock options held will become fully vested and immediately exercisable in accordance with the terms of the 1997 Stock Incentive Plan and the award agreements issued thereunder.

                                  OPTION GRANTS

         Shown below is a table providing information on option grants during fiscal 1997 made under General Cable sponsored stock option plans to the officers listed in the Summary Compensation Table.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE VALUES AT
                                                                                            ASSUMED ANNUAL RATES OF
                                                                                          STOCK PRICE APPRECIATION FOR
                                                                                                 OPTION TERM(1)
                                                                                          ----------------------------
                                NUMBER OF    PERCENT OF TOTAL
                               SECURITIES    OPTIONS GRANTED TO
                               UNDERLYING      EMPLOYEES IN    EXERCISE OR
           NAME              OPTIONS GRANTED    FISCAL YEAR    BASE PRICE  EXPIRATION DATE      5%            10%
---------------------------  --------------- ----------------- ----------- -------------- -------------- -------------
Stephen Rabinowitz.........          286,000       25.0%         $ 21.00    May 20, 2007      $3,783,780   $13,093,080
Gregory B. Kenny...........           86,000       7.5%          $ 21.00    May 20, 2007      $1,137,780    $3,937,080
Robert J. Siverd...........           33,000       2.9%          $ 21.00    May 20, 2007        $436,590    $1,510,740
Christopher F. Virgulak....           33,000       2.9%          $ 21.00    May 20, 2007        $436,590    $1,510,740

(1) The Company selected potential realizable values at assumed 5% and 10% rates as provided in rules of the Securities and Exchange Commission. The values shown, therefore, are not intended as a forecast of the Company's Common Stock price in the future.

                      OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

       Shown below is a table setting forth information concerning unexercised options held by the officers listed in the Summary Compensation Table at the end of 1997. None of these officers exercised any General Cable stock options during fiscal 1997.

                                                                                      VALUE OF UNEXERCISED IN-THE-
                                                    NUMBER OF UNEXERCISED OPTIONS     MONEY OPTIONS AT FISCAL YEAR-
                                                          AT FISCAL YEAR-END                     END (1)
                                                   -------------------------------- ---------------------------------
                           SHARES
                        ACQUIRED ON      VALUE
         NAME             EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----------------------  ------------ ------------- -------------- ----------------- ---------------  ----------------
Stephen Rabinowitz           0             0             0                  286,000        0              $ 4,344,340
Gregory B. Kenny             0             0             0                   86,000        0               $1,306,340
Robert J. Siverd             0             0             0                   33,000        0                 $501,270
Christopher F. Virgulak      0             0             0                   33,000        0                 $501,270


(1) The amount shown represents the difference between the closing price of General Cable's Common Stock on NYSE on December 31, 1997 ($36.19 per share) and the exercise price of the options.

                               PENSION PLAN TABLE

       Set forth below is a pension table showing estimated annual benefits payable upon retirement under General Cable's defined benefit retirement plan.

                                                                    YEARS OF SERVICE
                                         -----------------------------------------------------------------------
 REMUNERATION (AVERAGE OF FIVE HIGHEST
      ANNUAL COMPENSATION LEVELS)             10             20            25             30            35
---------------------------------------- -------------  ------------- -------------  ------------- -------------
                $200,000                       $38,000        $75,900       $84,900        $93,900      $103,200
                 250,000                        48,000         95,900       107,400        118,900       130,700
                 300,000                        58,000        115,900       129,900        143,900       158,200
                 350,000                        68,000        135,900       152,400        168,900       185,700
                 400,000                        78,000        155,900       174,900        193,900       213,200
                 450,000                        88,000        175,900       197,400        218,900       240,700
                 500,000                        98,000        195,900       219,900        243,900       267,900
                 550,000                       108,000        215,900       242,400        268,900       295,400
                 600,000                       118,000        235,900       264,900        293,900       322,900

         In connection with the termination of General Cable's former defined benefit retirement plan as of December 31, 1985, General Cable adopted a defined benefit Retirement Income Guarantee Plan (the "RIGP") that covers persons employed on or prior to January 1, 1986. The RIGP generally provides for an additional retirement benefit equal to the amount, if any, by which the aggregate of the annuity equivalent of the employee's accrued benefit under the former retirement plan at December 31, 1985, plus the annuity equivalent of the vested portion of General Cable's contributions under General Cable's combined retirement and savings plan -- the Retirement and Savings Plan ("Retirement Plan") -- for the account of such employee (plus or minus aggregate investment gains or losses thereon) is less than the retirement benefit that the employee would have received under the table set forth above if the former retirement plan had continued. The minimum retirement benefit guaranteed under the RIGP is based on a percentage of the highest average compensation during any five consecutive calendar years of employment of the last ten years of employment preceding retirement. For purposes of the RIGP, compensation is defined to include base salary plus overtime and annual cash bonuses, but generally does not include extraordinary cash bonuses, deferred awards, other forms of deferred compensation, fees or any other kind of special or extra compensation that exceeded $7,500 in the aggregate or lump sum severance pay. The benefits payable under the RIGP are reduced by 1.5% for each year of service (with a maximum offset of 50%) of the amount that an employee is entitled to receive upon retirement, other termination of employment or, if earlier, attainment of age 65 under the Social Security Act. The years of service, average compensation and social security entitlement used in calculating the retirement benefit for each participant were frozen as of December 31, 1993. Any compensation, years of employment or contributions to a participant's Retirement Plan after that date are not included in the benefit calculation.

         General Cable has a Benefit Equalization Plan (the "Equalization Plan"), which generally makes up certain reductions caused by Internal Revenue Code of 1986 limitations in the annual retirement benefit determined pursuant to the RIGP and in General Cable's contributions on behalf of an employee pursuant to the Retirement Plan. Those amounts not payable under the RIGP, the former retirement plan, or the Retirement Plan due to such limitations would be payable under the Equalization Plan.

         Estimated annual benefits under the RIGP and the Equalization Plan, calculated under the single life annuity option form of pension, payable to participants at the normal retirement age of 65, are illustrated in the table. The figures have been reduced by the percentage equal to 1.5% for each year of service of the estimated maximum annual benefits payable under the Social Security Act in respect of each category. The amounts shown in the table would be further reduced, as described above, by the accrued benefit under the former retirement plan as of December 31, 1985, as well as by the aggregate amount of vested General Cable contributions under the Retirement Plan (plus or minus aggregate investment gains or losses thereon).

         Mr. Kenny and Mr. Siverd have 11 and 10 full credited years of service, respectively, with General Cable and its subsidiaries, under the RIGP and the Equalization Plan, which represent a carryover of their years of service with The Penn Central Corporation. Both participants are 100% vested under the RIGP.

                          COMPENSATION COMMITTEE REPORT

         The General Cable Compensation Committee (the "Committee") was formed in mid-1997 after completion of two offerings of General Cable Common Stock in May and August 1997 by Wassall PLC, the former owner of the Company (the "Offerings"). The Committee is currently comprised of three outside directors. It is responsible for establishing the Company's compensation policy and making all decisions regarding compensation for the Chief Executive Officer and other named executive officers, including determining their base salaries and bonus amounts, approving target financial performance levels under incentive plans, and granting stock options and other long-term incentives.

         EXECUTIVE COMPENSATION OBJECTIVES

         The Company's executive compensation plans are intended to attract and retain executives and key management employees and to motivate them to take actions to continually enhance shareholder value. In principle, the Company targets base salaries at the 50th percentile and, if target business objectives are achieved, provides the opportunity to receive total annual cash compensation at the 75th percentile. Executives may earn incentive compensation above that level if performance exceeds specified targets. The cash incentive awards described below are made based on achievement of performance goals that result in a significant percentage of total compensation being linked to financial performance objectives. Recently, the Company retained an outside consultant to review and benchmark the competitiveness of General Cable's executive compensation programs in relation to comparable companies across industry. Based on the review, the Committee is satisfied that executive compensation programs at General Cable are reflective of market compensation practices and conditions.

         COMPONENTS OF THE EXECUTIVE COMPENSATION PROGRAM

         In 1997, the compensation program for the Company's four executive officers consisted of the following components: (1) base salary; (2) annual incentive bonus; and (3) long-term incentive compensation consisting of stock options and restricted stock awards. The Company's incentive programs are the principal parts of the total compensation program that are designed to reward executives for short- and long-term enhancements to shareholder value.

         BASE SALARIES. Base salaries are reviewed each year and adjusted as appropriate based on Company performance, individual performance and the executive's position and level of responsibilities. During 1997, base salaries of the executive officers were increased principally to reflect 50th percentile compensation levels for executives in public companies of General Cable's size and industry position.

         ANNUAL INCENTIVES. In 1997 and prior years, the Company has maintained an Annual Incentive Plan which provided executives with the opportunity to earn cash bonuses when corporate and individual performance goals were achieved. Awards under that Plan were based on attainment of financial operational performance and individual performance goals established at the beginning of each year. In 1997, the Company's financial results exceeded the strong performance in 1996 and awards to the executive officers for 1997 reflected that performance as well as a change in the compensation mix between short-term cash and long-term stock compensation as a result of the Offerings.

         Effective for 1998 and future years, the Committee recommended and the Board of Directors approved a new incentive plan, the General Cable Corporation 1998 Annual Incentive Plan (the "1998 Incentive Plan"), which is being submitted for shareholder approval (see Proposal 4). This plan will, as the prior incentive plan, afford executives an opportunity to earn cash awards for meeting objective financial operating and other performance goals. Under the proposed 1998 Incentive Plan, the Committee may select one or more performance objectives as targets for a particular year in light of business conditions and the Company's annual Business Plan, including factors such as increased levels of earnings per share and net income, and return on net assets. The Committee believes this approach under the proposed incentive plan will promote and motivate strong Company and individual executive performance and will provide greater flexibility in determining appropriate compensation in the context of General Cable as a public company.

         LONG-TERM INCENTIVES. In addition, the Company uses stock options and restricted stock awards as long-term incentives to tighten the link between executive compensation and return to General Cable shareholders. The stock options and restricted stock awards made under the General Cable Corporation 1997 Stock Incentive Plan (the "1997 Stock Plan") provide the opportunity for the executives to share in any gains created for shareholders and serve as a means to retain key executives. In May 1997, upon completion of the initial Offering, the Board of Directors made stock option grants to the executive officers. Since that time, the Committee has made all subsequent grants to executive officers. The Committee plans to consider at least annually whether additional grants of stock options, restricted stock or other stock awards authorized under the 1997 Stock Plan are appropriate to spur enhanced corporate performance, to encourage increased ownership of the Company's stock by executive officers, and to foster retention of key executives.

         CEO COMPENSATION

         As part of the Offerings conducted by the prior owner, the Company entered into an employment agreement with Mr. Rabinowitz in May 1997, which provided for a base salary of $600,000, an opportunity to receive a cash bonus equal to 120% of his base salary in 1997, and an equivalent opportunity in each succeeding year of his agreement. The term of his employment agreement is a base three-year period at the end of which the agreement may be renewed annually by the Company for additional one-year periods.

         Mr. Rabinowitz participates in the same short and long-term incentive plans as the other named executive officers. For 1997, he earned a bonus of $660,000, or 110% of salary, which reflected the superior performance of the Company and Mr. Rabinowitz's role in achieving these financial results. This bonus was less than the incentive bonus he received for his services in 1996. Also, in 1997, in connection with the Offerings, the former Board of Directors granted to Mr. Rabinowitz a non-qualified stock option for 286,000 shares, which vests at the end of three years, and an award of 95,238 shares of restricted stock subject to a three-year vesting period. Separately, on completion of the Offerings, he received a special payment of $1.7 million to settle obligations under a prior long-term incentive plan included in his prior employment agreement which terminated with the Offerings. In January 1998, the Committee awarded Mr. Rabinowitz a non-qualified option for 25,000 shares and 10,000 shares of restricted Common Stock with a three-year vesting period, in recognition of 1997 performance and accomplishments related to completion of the Offerings.

         The Company maintains certain benefit programs in which the named executive officers participate. The compensation for these executive officers for 1997 is detailed in this proxy statement. Mr. Rabinowitz's participation in these programs reflects what the Committee believes is the participation that other executives at his level in similarly sized organizations would expect.

         In 1993, Congress enacted Section 162(m) of the Internal Revenue Code ("IRC"), which could limit the deductibility of executive compensation paid to Mr. Rabinowitz and certain other executive officers of the Company. The legislation generally provides that compensation in excess of $1 million in any year paid to the Chief Executive Officer or any one of the next four most highly compensated officers is not deductible for income tax purposes unless it qualifies as performance-based compensation or satisfies certain other limited exceptions. The Committee believes that payments and awards in 1997 and 1998 under the Annual Incentive Plan or Stock Incentive Plan will either qualify as performance-based compensation under Section 162(m) or are exempt from Section 162(m) under a transition rule available for newly-public companies. In addition, the Committee notes that the Company has recommended that shareholders approve the 1997 Stock Plan and the 1998 Incentive Plan (see Proposals 3 and 4), including performance factors underlying awards under those plans. As a matter of general policy, the Committee intends to design future Company compensation plans so that a substantial amount of payments and awards under the plans will qualify for income tax deductions.

                                      John E. Welsh, III, Chairman
                                      Jeffrey Noddle
                                      Robert L. Smialek

                          STOCK PRICE PERFORMANCE GRAPH

         The graph below compares the monthly percentage change in cumulative total shareholder return on General Cable Common Stock in relation to cumulative total return of the Standard & Poor's 500 Stock Index and a peer group of companies selected by General Cable for the period beginning May 16, 1997, the date that General Cable ("GCN") Common Stock began trading on the NYSE, through December 31, 1997.

            CUMULATIVE RETURN COMPARISON: GENERAL CABLE COMMON STOCK

                          S&P 500 INDEX AND PEER GROUP*

                                    [GRAPHIC]




                                    MONTH END

                      16-May-97       Jun-97      Jul-97      Aug-97      Sep-97       Oct-97        Nov-97      Dec-97
                      ---------       ------      ------      ------      ------       ------        ------      ------
GCN                   $100.00         121.71      143.08      164.45      168.61       153.97        162.30      172.10
S&P 500 Index         $100.00         107.14      115.51      108.88      115.16       111.19        116.14      117.97
Peer Group            $100.00         124.78      141.94      159.25      164.33       150.56        155.58      152.50

         *Assumes that the value of the investment in General Cable Common Stock and each index was $100 on May 16, 1997. The peer group of companies consists of: AFC Cable Systems, Inc. (NASDAQ: AFCX), Belden Inc. (NYSE: BWC), Cable Design Technologies Corp. (NYSE: CDT), Essex International Inc. (NYSE: SXC), Superior TeleCom Inc. (NYSE: SUT), and Encore Wire Corporation (NASDAQ: WIRE). Returns of the peer group are weighted by capitalization.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In May 1997, Stephen Rabinowitz and Gregory B. Kenny participated in deliberations of the Board of Directors at its initial meeting following the first of the Offerings with respect to determining grants of stock options and restricted stock to the executive officers under the General Cable 1997 Stock Incentive Plan.


              RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP
      TO AUDIT THE 1998 CONSOLIDATED FINANCIAL STATEMENTS OF GENERAL CABLE

                                  (PROPOSAL 2)

         In accordance with the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP, independent certified public accountants, to audit the consolidated financial statements of General Cable and its subsidiaries for 1998.

         General Cable expects representatives of Deloitte & Touche LLP to attend the Annual Meeting, to be available to respond to appropriate questions from shareholders, and to have the opportunity to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO AUDIT THE 1998 CONSOLIDATED FINANCIAL STATEMENTS OF GENERAL CABLE.


                    APPROVAL OF THE GENERAL CABLE CORPORATION
                      1997 STOCK INCENTIVE PLAN AS AMENDED

                                  (PROPOSAL 3)

         General Cable's success depends, in large measure, on its ability to recruit and retain key employees and outside directors with outstanding abilities and experience. To achieve these objectives, in May 1997, the Board and the sole shareholder of the Company adopted the General Cable Corporation 1997 Stock Incentive Plan. The Board subsequently amended that Plan, subject to shareholder approval, to increase the number of shares authorized to be awarded under the plan by 700,000 shares (from 2,450,000 shares to 3,150,000 shares) and to make certain procedural and technical changes which do not require shareholder approval (as amended, the "1997 Stock Plan").

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the 1997 Stock Plan.

         Set forth below is a summary of the principal features of the 1997 Stock Plan, including material terms of performance goals applicable to certain awards under the 1997 Stock Plan, which are submitted for shareholder approval. The full text of the 1997 Stock Plan is attached to the Proxy Statement as Exhibit A. Please refer to Exhibit A for a more complete description of the terms of the 1997 Stock Plan.

         PURPOSE OF THE 1997 STOCK PLAN. The purpose of the 1997 Stock Plan is to provide incentives to attract, retain and motivate highly competent persons as key employees and outside directors of General

Cable and its subsidiaries by providing them opportunities to acquire Common Stock of General Cable or to receive monetary payments based on the value of the shares. Furthermore, the 1997 Stock Plan is intended to assist in aligning the interests of General Cable's key employees and outside directors with shareholder values.

         AWARDS. The following types of awards or any combination of them may be granted under the Stock Plan: (i) "Stock Options" (both incentive stock options and non-qualified options) to acquire General Cable Common Stock; (ii) "Stock Appreciation Rights" which entitle the grantee to receive an amount in cash, General Cable Common Stock, or a combination of cash and General Cable Common Stock, determined by reference to appreciation in General Cable Common Stock value; (iii) "Stock Awards," which entitle the grantee to acquire shares of General Cable Common Stock which may be subject to certain restrictions such as restrictions on transferability; (iv) "Performance Awards," which entitle the grantee to receive, without payment, an award following the attainment of performance goals; and (v) "Stock Units," which entitle the grantee to receive an amount in cash or, if the participant and the Compensation Committee or Chief Executive Officer so agree, in shares of General Cable Common Stock or a combination of cash and General Cable Common Stock, with or without other payments by the grantee as may be determined by the Compensation Committee or Chief Executive Officer. Awards are evidenced by agreements in such forms as the Compensation Committee or the Chief Executive Officer approves from time to time.

         As of March 2, 1998, 825,450 shares or units of Common Stock were available for issuance under the 1997 Stock Plan for future awards.

         The following table sets forth the number of shares underlying Stock Options granted under the Plan as of March 2, 1998, to each of the persons and groups of persons listed in the table:

                                                                                                 NUMBER OF
                                                                                             SHARES UNDERLYING
                                                                                              OPTIONS GRANTED
                                  NAME AND POSITION                                            UNDER THE PLAN
------------------------------------------------------------------------------------      ------------------------
Stephen Rabinowitz, Chairman, President and Chief Executive Officer ................               311,000
Gregory B. Kenny, Executive Vice President and Chief Operating Officer..............                98,000
Robert J. Siverd, Executive Vice President, General Counsel and Secretary ..........                38,000
Christopher F. Virgulak, Executive Vice President, Chief Financial Officer
    and Treasurer...................................................................                38,000
All executive officers .............................................................               485,000
All directors who are not executive officers........................................                 8,000
Jeffrey Noddle (nominee for director)...............................................                 2,000
John E. Welsh, III (nominee for director)...........................................                 2,000
Each other person who received or is to receive 5% of such Stock Options............                     0
Each associate of any director, executive officer or nominee........................                     0
All employees including officers who are not executive officers.....................             1,339,600

         ADMINISTRATION OF THE 1997 STOCK PLAN. The 1997 Stock Plan generally is administered by the Compensation Committee which is comprised of three directors, none of whom is an officer or employee of General Cable. The current members of the Compensation Committee are John E. Welsh, III (Chairman), Jeffrey Noddle and Robert L. Smialek. It is the Board's policy that the Compensation

Committee be composed of outside directors for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and the performance based compensation exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         Subject to the provisions of the 1997 Stock Plan, the Compensation Committee is authorized to grant awards to outside directors and to the executive officers of General Cable ("Executive Officers") and to determine the number and types of such awards and the terms, conditions and limitations applicable to each such award. The Chief Executive Officer is authorized to determine and grant awards to key employees of General Cable and its subsidiaries who are not Executive Officers. With respect to awards proposed for groups of key employees, the Chief Executive Officer makes recommendations to the Compensation Committee on the aggregate amount of awards and the eligible participants, and the Compensation Committee may change or modify the aggregate amount of such awards. In addition, the Compensation Committee has the power to interpret the 1997 Stock Plan and to adopt such rules and regulations as it may deem necessary or appropriate for purposes of administering the Plan.

         ELIGIBILITY AND PARTICIPATION. All outside directors of General Cable and such key employees who are Executive Officers of General Cable who are significantly responsible for the success and future growth and profitability of General Cable, as determined by the Compensation Committee, are eligible to be participants in the 1997 Stock Plan. As of the date of this Proxy Statement, approximately eight outside directors and executive officers are eligible to be participants. In addition, all key employees of General Cable and any of its subsidiaries who are not executive officers and who are significantly responsible for the success and future growth and profitability of General Cable, as determined by the Chief Executive Officer, are eligible to be participants in the 1997 Stock Plan. As of the date of this Proxy Statement, approximately 170 key employees who are not Executive Officers are eligible to participate. A participant's right, if any, to continue to serve General Cable as a director, officer, employee, or otherwise will not be enlarged or otherwise affected by his or her designation as a participant under the 1997 Stock Plan. Participants may receive one or more awards under the 1997 Stock Plan.

         The maximum number of shares of Common Stock with respect to which awards may be granted or measured to any individual participant under the 1997 Stock Plan during the term of the 1997 Stock Plan will not exceed 1,000,000 shares. The maximum number of shares with respect to which Stock Options and Stock Appreciation Rights may be granted to any individual participant under the 1997 Stock Plan during the term of the 1997 Stock Plan will not exceed 750,000 shares.

         SHARES SUBJECT TO AWARDS. The 1997 Stock Plan reserves 3,150,000 shares of Common Stock (subject to adjustment for changes in capitalization) for the granting of awards including Stock Options, Stock Appreciation Rights, Stock Awards, Performance Awards and Stock Units. Such shares may be treasury shares or authorized but unissued shares. This amount includes the proposed increase of 700,000 shares for awards that may be made in the future under the 1997 Stock Plan as amended.

         If any outstanding award is canceled or terminates without having been exercised, forfeited, settled in cash or delivered to General Cable as payment for a Stock Option, the shares of Common Stock allocable to the unexercised portion of such award may again be subject to award under the 1997 Stock Plan, subject to certain exceptions.

         STOCK OPTIONS. Stock Options granted under the 1997 Stock Plan may be either "Incentive Stock Options" (within the meaning of Section 422 of the Code), or "Non-qualified Stock Options" which do not qualify as Incentive Stock Options. A description of these two types of Stock Options appear below under the heading "Federal Income Tax Consequences." As of March 2, 1998, 1,339,600 Non-qualified Stock Options have been granted under the 1997 Stock Plan. No Incentive Stock Options have been granted.

         The Compensation Committee determines the price at which shares may be purchased under a Stock Option, whether an Incentive Stock Option or a Non-qualified Stock Option. However, the price may not be less than the fair market value of the shares of Common Stock on the date the option is granted. As of March 2, 1998, the high and low sales prices of the Common Stock on the New York Stock Exchange were $41.69 and $41.00, respectively.

         No Stock Option will be exercisable ten years after the date it is granted. Stock Options granted under the 1997 Stock Plan are exercisable at such times and subject to such terms and conditions as determined by the Compensation Committee or the Chief Executive Officer. Upon exercise, subject to the provisions of the agreement relating to the Stock Option, a participant in the 1997 Stock Plan may pay the option exercise price in cash or, in the discretion of the Compensation Committee or the Chief Executive Officer, either in shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, by a combination of these methods, or by any other appropriate method.

         Incentive Stock Options are subject to certain limitations, including the following. The aggregate market value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Furthermore, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of General Cable or any of its subsidiaries, unless the option price is fixed at not less than 110% of the fair market value of the Common Stock on the date of grant and the option cannot be exercised more than 5 years after the date of grant.

         STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is a right to receive a payment in cash, Common Stock or a combination of cash and Common Stock, in an amount equal to the increase in the fair market value or other specified valuation of a specified number of shares, from the date the right is granted to the date the right is exercised. Each Stock Appreciation Right is subject to such terms and conditions as the Compensation Committee or the Chief Executive Officer shall impose from time to time. No Stock Appreciation Rights have been granted.

         STOCK AWARDS. Stock Awards may be subject to such terms and conditions as the Compensation Committee or the Chief Executive Officer determines appropriate. For example, a Stock Award may include restrictions on the sale or other disposition of the shares covered by the award, or General Cable may have the right to reacquire such shares for no consideration upon termination of the participant's employment within specified periods. The Stock Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

         PERFORMANCE AWARDS. Each Performance Award shall be subject to such terms and conditions consistent with the 1997 Stock Plan as the Compensation Committee or the Chief Executive Officer may impose from time to time. The Compensation Committee or the Chief Executive Officer will set performance targets at their discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon company-wide, divisional and/or individual performance.

         Certain awards made under the 1997 Stock Plan may be granted so that they qualify as "performance-based compensation" (as this term is used in Section 162(m) of the Code and the regulations) and are exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). All Stock Options and Stock Appreciation Rights granted under the 1997 Stock Plan and certain Stock Awards, Performance Awards, and Stock Units granted under the 1997 Stock Plan, and the compensation attributable to such awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Among other criteria, awards only qualify as Performance-Based Awards if at the time of grant the Compensation Committee is comprised solely of two or more "outside directors" (as this term is used in Section 162(m) of the Code and the regulations). In making these awards, the Committee must establish and apply objective performance goals and may use one or more or a combination of goals including increases or improvements in earnings per share, net income, return on assets, stock market index comparisons and other similar objective factors.

         Payment of earned Performance Awards may be made in shares of Common Stock or in cash and will be made in accordance with the terms and conditions prescribed or authorized by the Compensation Committee or the Chief Executive Officer. The participant may elect to defer, or the Compensation Committee or the Chief Executive Officer may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Compensation Committee or the Chief Executive Officer deems appropriate. No Performance Awards have been granted.

         STOCK UNITS. A Stock Unit is a notional account representing one share of General Cable Common Stock. The Compensation Committee or the Chief Executive Officer determines the vesting schedule for Stock Units. Upon vesting, shares of Common Stock are distributed to the participant unless the participant and the Compensation Committee or Chief Executive Officer agree to make payment in cash or partly in cash and partly in shares. The Compensation Committee or Chief Executive Officer may grant a participant the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit (payable in cash or in additional Stock Units).

         EFFECT OF CHANGE IN CONTROL. The 1997 Stock Plan provides for the acceleration of certain benefits in the event of a "Change in Control" of General Cable. The meaning of a "Change in Control" is either defined in the participant's employment agreement or change-in-control agreement, if one exists, or by the 1997 Stock Plan. The 1997 Stock Plan definition includes, among other things, such events as the sale of all assets of General Cable, any person becoming the beneficial owner of more than 35% of General Cable's voting stock, and a merger of General Cable where General Cable's shareholders own less than 60% of the voting stock of the surviving entity.

         The Compensation Committee or the Chief Executive Officer may determine that upon the occurrence of a Change in Control, each Stock Option and Stock Appreciation Right outstanding will terminate within a specified number of days after notice to the holder, and such holder will receive an amount equal to the excess of the fair market value of the shares underlying the award immediately prior to the occurrence of such Change in Control over the exercise price per share of such award. This cashout amount is payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof.

         CHANGES IN GENERAL CABLE'S CAPITAL STRUCTURE. In the event of any change in the shares of Common Stock by reason of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend, exchange of shares, or other similar change in the corporate structure or distribution to shareholders, each outstanding Stock Option and Stock Appreciation Right will be adjusted. The adjustments will make each award exercisable thereafter for the securities, cash and/or other property as would have been received in respect of the Common Stock subject to each award had the Stock Option or Stock Appreciation Right been exercised in full immediately prior to the change or distribution. Furthermore, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the 1997 Stock Plan, the Compensation Committee or the Chief Executive Officer has the authority to make equitable adjustments to, among other things, the number and kind of shares and exercise price of outstanding awards.

         TERMINATION OF EMPLOYMENT. If a participant's employment is terminated due to death or Disability, then the participant's awards generally become vested or exercisable for a period of time, except than unearned or unvested Performance Awards are forfeited. A participant whose employment is terminated for cause forfeits all awards which are exercisable, unexercisable, unvested or unearned. A participant whose employment is terminated for any reason other than for cause, death or Disability forfeits all unexercisable, unearned and/or unvested awards, except for exercisable Stock Options and exercisable Stock Appreciation Rights. The 1997 Stock Plan's provisions relating to termination of employment may be modified by an agreement between the participant and General Cable.

         TRANSFERABILITY. Each award granted under the 1997 Stock Plan which is subject to restrictions on transferability and/or exercisability is not transferable otherwise than by will or the laws of descent and distribution, and/or is exercisable, during the participant's lifetime, only by the participant. The Compensation Committee or Chief Executive Officer may allow a Stock Option or Stock Appreciation Right to be exercisable during a period after the death of the participant by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. The Compensation Committee or the Chief Executive Officer also may permit an award (other than an Incentive Stock Option) to be transferred by a participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the award agreement.

         AMENDMENT OF AWARDS. The terms and conditions applicable to any award may be amended or modified by mutual agreement between General Cable and the participant or any other persons as may then have an interest in the award. Also, by mutual agreement between General Cable and a participant hereunder, under this Plan or under any other present or future plan of General Cable, awards may be granted to a participant in substitution and exchange for, and in cancellation of, any awards previously granted participant under the 1997 Stock Plan or any other present or future plan of General Cable.

         TERM AND AMENDMENT OF THE 1997 STOCK PLAN. The 1997 Stock Plan became effective on May 13, 1997, and no awards may be granted pursuant to the 1997 Stock Plan after May 13, 2007. The Board of Directors may amend, suspend or terminate the 1997 Stock Plan at any time and from time to time. Without shareholder approval, no amendment shall (i) increase the total number of shares which may be issued under the 1997 Stock Plan or the maximum number of shares with respect to which Stock Options, Stock Appreciation Rights and other Awards that may be granted to any individual under the 1997 Stock Plan, (ii) modify the requirements as to eligibility for awards under the 1997 Stock Plan, or (iii) disqualify any Incentive Stock Options granted under the 1997 Stock Plan.

         FEDERAL INCOME TAX CONSEQUENCES. The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 1997 Stock Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law.

         The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Securities Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below.

         INCENTIVE STOCK OPTIONS. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the 1997 Stock Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as mid-term or long-term capital gain, and General Cable will not be entitled to any deduction. The reduced rate of tax (20%) on certain net capital gains added to the Code by the Taxpayer Relief Act of 1997 requires a holding period of more than 18 months. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and General Cable will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of
(a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term, mid-term, or long-term capital gain and any loss will be long-term, mid-term, or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements.

Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

         NON-QUALIFIED STOCK OPTIONS. Generally, there will be no federal income tax consequences to either the optionee or General Cable on the grant of Non-qualified Stock Options pursuant to the 1997 Stock Plan. On the exercise of a Non-qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. General Cable will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that General Cable complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-qualified Stock Option, optionees will realize long-term, mid-term, or short-term capital gain or loss depending upon their holding period for such stock. The reduced rate of tax on certain net capital gains added to the Code by the Taxpayer Relief Act of 1997 requires a holding period of more than 18 months. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000.

         An optionee who surrenders shares in payment of the exercise price of a Non-qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

         STOCK APPRECIATION RIGHTS. A participant who is awarded a Stock Appreciation Right will not have taxable income upon the grant of such Stock Appreciation Right and General Cable will not be entitled to a tax deduction by reason of such grant. Upon the exercise of a Stock Appreciation Right, a participant will recognize taxable ordinary income equal to the amount of cash and the fair market value of any shares of Common Stock received. General Cable may generally claim a deduction at that time equal to the amount recognized as ordinary income by the participant.

         STOCK AWARDS. The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award become either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify either for long-term or mid-term capital gain treatment. General Cable will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

         PERFORMANCE AWARDS. The tax consequences of a performance award depends upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver Common Stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the Common Stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

         STOCK UNITS. A participant will not be subject to federal income taxation upon the grant of a Stock Unit. A participant will be subject to tax as ordinary taxable income upon payout of a stock unit in an amount equal to the sum of the cash and the fair market value of common stock received.

         WITHHOLDING OF TAX; COMPANY DEDUCTION. Generally, whenever a participant realizes ordinary income under the Plan, a corresponding deduction is available to General Cable provided General Cable complies with certain reporting requirements. Under the Revenue Reconciliation Act of 1993, however, General Cable will be denied a deduction for certain compensation exceeding $1,000,000 paid to its chief executive officer and four other highest paid executive officers, excluding (among other things) certain performance based compensation.

         General Cable is entitled to withhold, or secure payment from a participant in lieu of withholding, the amount of any tax required by law to be withheld or paid by General Cable with respect to any amount payable or shares issuable under a participant's award.

         CONCLUSION. The foregoing summarizes the federal income tax consequences, and does not include a discussion of state and local income tax consequences of participation in the Plan. Participants are encouraged to consult their own tax advisors regarding the federal, state and local tax consequences in their particular circumstances and with respect to their particular awards.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1997 STOCK INCENTIVE PLAN.

                                 APPROVAL OF THE
              GENERAL CABLE CORPORATION 1998 ANNUAL INCENTIVE PLAN

                                  (PROPOSAL 4)

         General Cable maintains a competitive compensation program to motivate executives and key employees to exert themselves to promote the growth and profitability of the Company for the benefit of shareholders. In 1997, in connection with the public offering of common stock of the Company, the Board adopted the 1997 Annual Incentive Plan, which provided the opportunity for executives and key employees to earn cash awards ("Awards") for achieving corporate and individual performance objectives. That plan has terminated and the Board of Directors in March 1998 adopted the General Cable Corporation 1998 Annual Incentive Plan effective as of January 1, 1998 (the "1998 Incentive Plan"), subject to shareholder approval, to provide a similar opportunity for executives and key employees to earn incentive awards based on achievement of performance goals which promote the Company's growth and success.

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the 1998 Incentive Plan.

         Set forth below is a summary of the principal features of the 1998 Incentive Plan, including material terms of performance goals which are submitted for shareholder approval. The full text of the 1998 Incentive Plan is attached to the Proxy Statement as Exhibit B. See Exhibit B for a more complete description of the terms of the 1998 Incentive Plan.

         PURPOSE OF THE 1998 INCENTIVE PLAN. The purpose of the 1998 Incentive Plan is to motivate executives and key employees of General Cable to achieve superior corporate and individual performance in aid of Company objectives by providing cash Awards for meeting performance objectives during a calendar year period.

         ADMINISTRATION OF THE 1998 INCENTIVE PLAN. The 1998 Incentive Plan is generally administered by the Compensation Committee which is comprised of three outside directors, none of whom is an officer or employee of General Cable. It is the Board's policy that the Compensation Committee be composed of outside directors for the purpose of the performance-based compensation exception under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         Under the 1998 Incentive Plan, the Compensation Committee is authorized to make Awards to executive officers of General Cable ("Executive Officers") and to determine the terms, conditions and limitations of each Award. The Chief Executive Officer has the authority to determine and grant Awards to key employees who are not Executive Officers. In addition, the Compensation Committee has the power to interpret the 1998 Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate to administer the 1998 Incentive Plan.

         ELIGIBILITY AND PARTICIPATION. Participants under the 1998 Incentive Plan ("Participants") are either Executive Officers or key employees who are significantly responsible for the success and future growth and profitability of the Company as determined by the Compensation Committee in the case of Executive Officers and by the Chief Executive Officer in the case of key employees. As of the date of this Proxy Statement, four Executive Officers and about 175 key employees are eligible to participate under the 1998 Incentive Plan. A Participant's right, if any, to continue to serve as an Executive Officer or employee will not be affected by his or her designation as a Participant under the 1998 Incentive Plan.

         AWARDS AND PERFORMANCE GOALS. Awards are made to eligible Participants based on attainment of performance goals established by the Compensation Committee and the Chief Executive Officer at the beginning of each calendar year. Awards are expressed as an amount payable in cash for each Participant. Awards are generally determined by multiplying a Participant's target percentage of base salary for a calendar year award by applicable factors and percentages based on accomplishment of the Performance Objectives. Awards are payable in cash or, at the option of the Compensation Committee, in common stock or other awards under the Company's 1997 Stock Incentive Plan up to fifty (50) percent of the value of the Award. Payment of Awards is made after the end of the year in which performance is being measured, subject to all applicable withholding taxes or deductions. The maximum incentive payable to any Executive Officer or key employee under the 1998 Incentive Plan is $3.0 million.

         Performance Objectives under the Plan may include one or more or a combination of objectives, including increases in earnings per share, growth in net income, return on assets, stock market index comparisons and other similar objective factors. For calendar 1998, the Compensation Committee has established Performance Objectives based on increases in earnings per share, return on net assets and improvements in customer service. The Compensation Committee and the Chief Executive Officer may select the same or different Performance Objectives in any future annual award period. In applying Performance Objectives under the Plan, the Compensation Committee may not increase Awards that would be payable upon attainment of goals; the Compensation Committee may, however, reduce Awards in its discretion.

         TERMINATION OF EMPLOYMENT. Subject to any written employment or other agreement between a Participant and the Company, if a Participant's employment with General Cable is terminated for any reason before an Award is determined or paid out, the Award will be forfeited. However, the Compensation Committee and the Chief Executive Officer have the discretion to pay all or part of any Award to a Participant for an annual award period that the Participant would have otherwise received.

         TERM AND AMENDMENT OF THE PLAN. The 1998 Incentive Plan was approved by the Board of Directors of General Cable on March 16, 1998, and has a term of ten years from January 1, 1998. The Board may amend or terminate the Plan at any time.

         COMPENSATION LIMITATION DEDUCTION. Under Section 162(m) of the Code, General Cable's income tax deduction for certain compensation to the Chief Executive Officer or any one of the next four most highly compensated officers is limited to $1 million per year. Section 162 (m) provides an exception to this limitation for performance-based compensation approved by a committee consisting of at least two outside directors, provided that the material terms of performance goals are approved by shareholders. As described above, the 1998 Incentive Plan is generally designed to satisfy the statutory requirements for the Awards that may be made under the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1998 ANNUAL INCENTIVE PLAN.

                                OTHER INFORMATION

SOLICITATION OF PROXIES

         Solicitation of proxies is being made by management at the direction of General Cable's Board of Directors, without additional compensation, through the mail, in person or by telephone. The cost will be borne by General Cable. In addition, General Cable will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and General Cable will reimburse them for their expenses in so doing. General Cable has retained ChaseMellon Shareholder Services LLC to aid in the solicitation of proxies for a fee of $6,500 plus out-of-pocket expenses.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires General Cable's directors and executive officers, and persons who own more than ten percent of a registered class of General Cable's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of General Cable. Such persons are required by SEC regulations to furnish General Cable with copies of all Section 16(a) forms which they file. Based solely on review of the copies of forms furnished to General Cable, or written representations that no annual forms (SEC Form 5) were required, General Cable believes that all such SEC filings during 1997 complied with reporting requirements.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Proposals intended to be presented at the 1999 Annual Meeting of Shareholders by shareholders must be received by General Cable not later than November 24, 1998, in order to be considered for inclusion in General Cable's proxy statement and form of proxy relating to that meeting. Any such proposal should be communicated in writing to the Secretary of General Cable at the address indicated above.

                                       By Order of the Board of Directors,


                                       ROBERT J. SIVERD
                                      Secretary


Highland Heights, Kentucky
March 30, 1998

                                    EXHIBIT A

               GENERAL CABLE CORPORATION 1997 STOCK INCENTIVE PLAN


1.       PURPOSE

         The General Cable Corporation 1997 Stock Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as non-employee directors and key employees of General Cable Corporation (the "Company") and any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired ("Subsidiaries"), by providing them opportunities to acquire shares of the common stock, par value $.01 per share, of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in aligning the interests of the Company's non-employee directors and key employees with those of its stockholders.

2.       ADMINISTRATION

         a. The Plan generally shall be administered by a committee (the "Committee"), which shall be the Board of Directors of the Company (the "Board"), or, once established, a committee or subcommittee of the Board of Directors appointed by the Board from among its members. The Committee may be the Board's Compensation Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

         b. The Committee shall have authority to grant Awards to non-employee directors and to the executive officers of the Company ("Executive Officers"). The Chief Executive Officer shall have the authority to determine and grant Awards to key employees of the Company and its Subsidiaries who are not Executive Officers and to take all necessary administrative actions required to implement his actions under the Plan. With respect to Awards proposed for groups of key employees, the Chief Executive Officer shall make recommendations to the Committee on the aggregate amount of Awards and the eligible participants and the Committee shall have the authority to change or modify the aggregate amount of such Awards.


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



         c. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the Subsidiaries or affiliate whose employees have benefited from the Plan, as determined by the Committee. The Chief Executive Officer in administering the Plan may obtain and rely upon opinions or computations from counsel, consultants or agents and the Company will pay all expenses incurred in connection with such consultations, advice or computations.

3.       PARTICIPANTS

         Participants shall consist of (i) such non-employee directors and such key employees who are Executive Officers of the Company as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive awards under the Plan, and (ii) such key employees of the Company and any of its Subsidiaries who are not Executive Officers as the Chief Executive Officer in his discretion determines to be significantly responsible for the success and future growth and profitability of the Company and designates to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee or the Chief Executive Officer as applicable to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee or the Chief Executive Officer as applicable shall consider such factors as they deem pertinent in selecting participants and in determining the type and amount of their respective Awards.

4.       TYPE OF AWARDS

         Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Appreciation Rights, (3) Stock Awards, (4) Performance Awards and (5) Stock Units (each as described below, and collectively, the "Awards"). Stock Awards, Performance Awards and Stock Units may, as determined by the Committee or the Chief Executive Officer, in their discretion, constitute Performance-Based Awards, as described in Section 11 below. Awards shall be evidenced by agreements (which need not be identical) in such forms as the Committee or the Chief Executive Officer may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.       COMMON STOCK AVAILABLE UNDER THE PLAN

         a. Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards, including Stock Options, granted under this Plan shall be 3,150,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 below.

         b. Maximum Individual Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 1,000,000 shares, provided, however, that the maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 750,000 shares (in each case, subject to adjustments made in accordance with Section 12 below).

         c. Shares Underlying Awards That Again Become Available. Any shares of Common Stock subject to a Stock Option, Stock Appreciation Right, Stock Award, Performance Award, or Stock Unit which for any reason are cancelled, terminated without having been exercised, forfeited, settled in cash or delivered to the Company as part or full payment for the exercise of a Stock Option, shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that any individual participant may receive.

6.       STOCK OPTIONS

         a. In General. The Committee is authorized to grant Stock Options to non-employee directors and key employees of the Company who are Executive Officers and shall, in its sole discretion, determine such non-employee directors and Executive Officers who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option. The Chief Executive Officer is authorized to grant Stock Options to key employees of the Company and any of its Subsidiaries who are not Executive Officers and shall in his discretion determine such persons and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or
(ii) Stock Options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options"). The Committee or the Chief Executive Officer may grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee or the Chief Executive Officer may impose from time to time. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.

         b. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 17 below) of the Common Stock on the date the option is granted.

         c. Payment of Exercise Price. The Stock Option exercise price may be paid in cash or, in the discretion of the Committee or the Chief Executive Officer, by the delivery of shares of Common Stock then owned by the participant for at least six months, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods. In the discretion of the Committee or the Chief Executive Officer, a payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee or the Chief Executive Officer may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock then owned by a participant for at least six months, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee or the Chief Executive Officer may consider such factors as they determine are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made at the time of grant and specified in the Stock Option agreement.

         d. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee or the Chief Executive Officer; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee or the Chief Executive Officer shall, in their discretion, set forth in such option agreement on the date of grant.

         e. Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are key employees of the Company or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, (i) Stock Incentive Options shall be taken into account in the order in which they are granted and
(ii) Incentive Stock Options granted before 1987 shall not be taken into account. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the option price is fixed at not less than 110 percent of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of 5 years from the date of grant of such option. In addition, no Incentive Stock Option shall be issued to a participant in tandem with a Nonqualified Stock Option.

7.       STOCK APPRECIATION RIGHTS

         The Committee is authorized to grant Stock Appreciation Rights to key employees of the Company who are Executive Officers and shall, in its sole discretion, determine such Executive Officers who will receive Stock Appreciation Rights and the number of shares of Common Stock with respect to each Stock Appreciation Right. The Chief Executive Officer is authorized to grant Stock Appreciation Rights to key employees of the Company and any of its Subsidiaries who are not Executive Officers and shall in his discretion determine the key employees who will receive Stock Appreciation Rights and the number of shares of Common Stock with respect to each Stock Appreciation Right. A "Stock Appreciation Right" shall mean a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee or the Chief Executive Officer; provided, however, that if a Stock Appreciation Right is granted retroactively in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the Stock Appreciation Right agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee or the Chief Executive Officer shall impose from time to time.

8.       STOCK AWARDS

         The Committee is authorized to grant Stock Awards to non-employee directors and key employees of the Company who are Executive Officers and shall, in its sole discretion, determine such non-employee directors and Executive Officers who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. The Chief Executive Officer is authorized to grant Stock Awards to key employees of the Company and its Subsidiaries who are not Executive Officers and in his discretion to determine the key employees who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Stock Awards may be subject to such terms and conditions as the Committee or the Chief Executive Officer determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods. The Committee or the Chief Executive Officer may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

9.       PERFORMANCE AWARDS

         a. In General. The Committee is authorized to grant Performance Awards to key employees of the Company who are Executive Officers and shall, in its sole discretion, determine the Executive Officers who will receive Performance Awards and the number of shares of Common Stock or Stock Units (as described in Section 10 below) that may be subject to each Performance Award. The Chief Executive Officer is authorized to grant Performance Awards to key employees of the Company and any of its Subsidiaries who are not Executive Officers and shall in his discretion determine the key employees who will receive Performance Awards and the number of shares of Common Stock or Stock Units (as described in Section 10 below) that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as the Committee or the Chief Executive Officer may impose from time to time. The Committee or the Chief Executive Officer shall set performance targets at their discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

         b. Adjustment of Performance Targets. With respect to those Performance Awards that are not intended to qualify as Performance-Based Awards (as described in Section 11 below), the Committee or the Chief Executive Officer shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee or the Chief Executive Officer deems necessary or desirable unless at the time of establishment of goals the Committee or the Chief Executive Officer shall have precluded its authority to make such adjustments.

         c. Payout. Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee or the Chief Executive Officer. The participant may elect to defer, or the Committee or the Chief Executive Officer may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee or the Chief Executive Officer deems appropriate.

10.      STOCK UNITS

         a. In General. The Committee is authorized to grant Stock Units to key employees of the Company who are Executive Officers and shall, in its sole discretion, determine the Executive Officers who will receive Stock Units and the number of shares of Common Stock with respect to each Stock Unit. The Chief Executive Officer is authorized to grant Stock Units to key employees of the Company and its Subsidiaries who are not Executive Officers and shall in his discretion determine the key employees who will receive Stock Units and the number of shares of Common Stock with respect to each Stock Unit. The Committee or the Chief Executive Officer shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee or the Chief Executive Officer shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this
Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee or the Chief Executive Officer. The Committee or the Chief Executive Officer shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

         b. Payout. Upon vesting of a Stock Unit, unless the Committee or the Chief Executive Officer has determined to defer payment with respect to such unit or a Participant has elected to defer payment under Section 10(c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee or the Chief Executive Officer, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

         c. Deferral. Prior to the year with respect to which a Stock Unit may vest, the participant may elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

         d. Definitions. A "Stock Unit" shall mean a notional account representing one share of Common Stock. A "Dividend Equivalent Right" shall mean the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

11.      PERFORMANCE-BASED AWARDS

         a. In General. All Stock Options and Stock Appreciation Rights granted under the Plan, and certain Stock Awards, Performance Awards, and Stock Units granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards (as described in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by
Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation" (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

         b. Stock Options and Stock Appreciation Rights. Stock Options and Stock Appreciation Rights granted under the Plan with an exercise price at or above the Fair Market Value of the Common Stock on the date of grant should qualify as Performance-Based Awards.

         c. Other Awards. Stock Awards, Performance Awards, and Stock Units granted under the Plan should qualify as Performance-Based Awards if, as determined by the Committee or the Chief Executive Officer in their sole discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 11(d) below. With respect to such Awards intended to qualify as Performance-Based Awards:

                  (1) the Committee or the Chief Executive Officer shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

                  (2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee or the Chief Executive Officer certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

                  (3) after the establishment of a performance goal, the Committee or the Chief Executive Officer shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

         d. Performance Measures. The Committee or the Chief Executive Officer may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

12.      ADJUSTMENT PROVISIONS

         If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the

Committee or the Chief Executive Officer shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee or the Chief Executive Officer in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights and other awards intended to constitute Performance-Based Awards, the Committee or the Chief Executive Officer is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of
Section 422 of the Code.

13.      CHANGE IN CONTROL

         a. Accelerated Vesting. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 13(b) below), the Committee or the Chief Executive Officer, in their discretion, may take such actions as they deem appropriate with respect to outstanding Awards, including, without limitation, accelerating the exercisability, vesting and/or payout of such Awards.

         b. Definition. For purposes of this Section 13, (i) if there is an employment agreement or a change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, "Change in Control" shall have the same definition as the definition of "change in control" contained in such employment agreement or change-in-control agreement, or (ii) if "Change in Control" is not defined in such employment agreement or change-in-control agreement, or if there is no employment agreement or change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

                  (1) any person or other entity (other than any of the Company's Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 35 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the "Voting Stock");

                  (2) the stockholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs;

                  (3) the Company's Common Stock shall cease to be publicly traded (other than a suspension of trading that lasts for a short period of time);

                  (4) the stockholders of the Company approve a consolidation or merger of the Company with another corporation (other than with any of the Company's Subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 60 percent of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or

                  (5) a change in the Company's Board occurs with the result that the members of the Board on the Effective Date (as defined in Section 24(a) below) of the Plan (the "Incumbent Directors") no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

Notwithstanding anything contained in the Plan to the contrary, a Change in Control of the Company shall not include an initial public offering of the Company.

         c. Cashout. The Committee or the Chief Executive Officer, in their discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee or the Chief Executive Officer, in their discretion, shall determine.

14.      TERMINATION OF EMPLOYMENT

         a. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant's employment is terminated due to death or disability:

                  (1) all unvested Stock Awards and all unvested Stock Units held by the participant on the date of the participant's death or the date of the termination of his or her employment as the case may be, shall immediately become vested as of such date;

                  (2) all unexercisable Stock Options and all unexercisable Stock Appreciation Rights held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option or Stock Appreciation Right would otherwise expire;

                  (3) all exercisable Stock Options and all exercisable Stock Appreciation Rights held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall remain exercisable until the earlier of
                           (i) the end of the one-year period following the date of the participant's death or the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option or Stock Appreciation Right would otherwise expire; and

                  (4) all unearned and/or unvested Performance Awards held by the participant on the date of the participant's death or the date of the termination of his or her employment, as the case may be, shall immediately be forfeited by such participant as of such date.

         b. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant's employment is terminated by the Company for Cause (as defined in Section 14(f) below), all exercisable and all unexercisable Stock Options, all exercisable and all unexercisable Stock Appreciation Rights, all unvested Stock Awards, all unearned and/or unvested Performance Units, and all unvested Stock Units held by the participant on the date of the termination of his or her employment for Cause shall immediately be forfeited by such participant as of such date.

         c. Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant's employment is terminated for any reason other than for Cause or other than due to death or disability:

                  (1) all unexercisable Stock Options, all unexercisable Stock Appreciation Rights, all unvested Stock Awards, all unearned and/or unvested Performance Units, and all unvested Stock Units held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and

                  (2) all exercisable Stock Options and all exercisable Stock Appreciation Rights held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant's employment or (ii) the date the Stock Option or Stock Appreciation Right would otherwise expire.

         d. Notwithstanding anything contained in the Plan to the contrary, the Committee or the Chief Executive Officer may, in their sole discretion, provide that:

                  (1) any or all unvested Stock Awards and/or any or all unvested Stock Units held by the participant on the date of the participant's death and/or the date of the termination of the participant's employment shall immediately become vested as of such date;

                  (2) any or all unexercisable Stock Options and/or any or all unexercisable Stock Appreciation Rights held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option or Stock Appreciation Right is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment;

                  (3) any or all exercisable Stock Options and/or any or all exercisable Stock Appreciation Rights held by the participant on the date of the participant's death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option or Stock Appreciation Right is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant's employment; and/or

                  (4) a participant shall immediately become vested in all or a portion of any earned Performance Unit held by such participant on the date of the termination of the participant's employment, and such vested Performance Unit (or portion thereof) and/or any unearned Performance Unit (or portion thereof) held by such participant on the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the termination of his or her employment.

         e. Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 14 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 14(a)(3) above shall only apply if the participant's disability satisfies the requirement of "permanent and total disability" as defined in Section 22(e)(3) of the Code.

         f. For purposes of this Section 14, (i) if there is an employment agreement between the participant and the Company or any of its Subsidiaries in effect, "Cause" shall have the same definition as the definition of "cause" contained in such employment agreement; or (ii) if "Cause" is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its Subsidiaries in effect, "Cause" shall include, but is not limited to:

                  (1) any willful and continuous neglect of or refusal to perform the employee's duties or responsibilities with respect to the Company or any of its Subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant's ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;

                  (2) the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;

                  (3) intentional provision of services in competition with the Company or any of its Subsidiaries, or intentional disclosure to a competitor of the Company or any of its Subsidiaries of any confidential or proprietary information of the Company or any of its Subsidiaries; or

                  (4) any similar conduct by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its Subsidiaries.

15.      TRANSFERABILITY

         Each Award granted under the Plan to a participant which is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution, and/or shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee or the Chief Executive Officer shall, in their discretion, set forth in such option or right on the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee or the Chief Executive Officer, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

16.      OTHER PROVISIONS

         Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee or the Chief Executive Officer determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, for the acceleration of exercisability or vesting of Awards in the event of a change in control of the Company, for the payment of the value of Awards to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

17.      FAIR MARKET VALUE

         For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system or (ii) if the Common Stock is not readily tradeable, the amount determined in good faith by the Committee or the Chief Executive Officer as the fair market value of the Common Stock.

18.      WITHHOLDING

         All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee or the Chief Executive Officer shall prescribe. The Committee or the Chief Executive Officer may, in their discretion, and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or Award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

19.      TENURE

         A participant's right, if any, to continue to serve the Company as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

20.      UNFUNDED PLAN

         Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

21.      NO FRACTIONAL SHARES

         No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Chief Executive Officer shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.      DURATION, AMENDMENT AND TERMINATION

         No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted such participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 22 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options, Stock Appreciation Rights and other Awards that may be granted to any individual under the Plan or (ii) modify the requirements as to eligibility for Awards under the Plan; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.

23.      GOVERNING LAW

         This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky (regardless of the law that might otherwise govern under applicable Kentucky principles of conflict of laws).

24.      EFFECTIVE DATE

         a. The Plan shall be effective as of the date on which the Plan is adopted by the Board (the "Effective Date"); provided, however, that the Plan shall be approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months before or after the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder. Any Award granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Award, the Committee or the Chief Executive Officer as applicable specifies otherwise at the time of grant), but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such stockholder approval, and if the stockholders fail to approve the Plan as specified hereunder, any such Award shall be cancelled.

         b. This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

                                    EXHIBIT B

              GENERAL CABLE CORPORATION 1998 ANNUAL INCENTIVE PLAN

1.       PURPOSE

         The purpose of the General Cable Corporation 1998 Annual Incentive Plan (the "Plan") is to provide annual incentive awards ("Awards") in order to motivate certain executive officers and key employees of General Cable Corporation, a Delaware corporation, and its subsidiaries (the "Company") to put forth maximum efforts toward the growth, profitability and success of the Company and its subsidiaries and to encourage such individuals to remain in the employ of the Company or the applicable subsidiary.

2.       ADMINISTRATION

         a. The Plan shall be administered by a committee (the "Committee"), which shall be a committee or subcommittee of the Board of Directors of the Company (the "Board) appointed by the Board from among its members. Initially, the Committee shall be the Board's Compensation Committee. Unless the Board otherwise determines, the Committee shall be comprised solely of not less than two members who each shall qualify, at the time of appointment, as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder.

         b. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to select the persons to be granted Awards under the Plan, to determine the time when Awards will be granted, to determine whether performance objectives and other conditions for earning Awards have been met, to determine whether Awards will be paid at the end of the performance period or deferred to a later date, and to determine whether an Award or payment of an Award should be reduced or eliminated. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all persons participating in the Plan and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

         c. The Committee may delegate to one or more of its members, or to one or more executive officers of the Company ("Executive Officers"), including to the Chief Executive Officer of the Company, authority to select key employees other than Executive Officers to be granted Awards under the Plan and to make all other determinations in respect of such Awards. In addition, the Committee may delegate to such persons such administrative duties as it deems advisable. References herein to "Committee" shall include any such delegatee, except where the context otherwise requires. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan including such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred in the engagement of such counsel, consultant or agent shall be paid by the Company.

3.       ELIGIBILITY

         Awards may be granted under the Plan to such Executive Officers and key employees of the Company as shall be selected for participation pursuant to
Section 2 above.

4.       AWARDS AND AWARD POOL; LIMITATIONS ON AWARDS

         a. Each Award granted under the Plan shall represent an amount payable in cash by the Company to the Executive Officer or key employee (a "Participant") upon accomplishment of one or more or a combination of performance objectives ("Performance Objectives") in a specified fiscal year (a "Performance Year"), subject to all other terms and conditions of the Plan and such other terms and conditions as may be specified by the Committee. The Performance Objectives for an Award to an Executive Officer shall consist of specific Performance Objectives approved by the Committee. Performance Objectives for an Award to a key employee other than an Executive Officer may consist of any measure of performance the Committee may determine in its discretion. The grant of Awards under the Plan shall be evidenced by Award letters in a form approved by the Committee from time to time which shall contain the terms and conditions, as determined by the Committee, of a Participant's Award; provided, however, that in the event of any conflict between the provisions of the Plan and any Award letters, the provisions of the Plan shall prevail. An Award shall be determined by multiplying the Participant's target percentage of base salary with respect to a Performance Year by applicable factors and percentages based on the achievement of Performance Objectives.

         b. Awards payable in respect of a given Performance Year may be settled only if and to the extent the total amount of Awards (the "Award Pool") has been accrued on the books of the Company as of the end of such Performance Year. The Award Pool is designated only for purposes of accounting within the Plan and does not authorize any segregation of assets or the creation of a trust. The maximum amount of an Award granted to any one Participant in respect of a Performance Year shall not exceed $3.0 million. This maximum amount limitation shall be measured at the time of settlement of an Award under Section 6.

         c. Annual Performance Objectives shall be based on the performance of the Company, one or more of its subsidiaries or affiliates, one or more of its units or divisions and/or the individual for the Performance Year. Performance Objectives shall include the following performance measures individually or in any combination: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; or reductions in costs.

5.       GRANT OF AWARDS

         a. The Committee shall select those Executive Officers who it determines are to be Participants for a given Performance Year and grant Awards to such Participants not later than 90 days after the commencement of the Performance Year, and shall select other key employees for participation and grant Awards to such Participants at such times as the Committee may determine. In granting an Award, the Committee shall establish the amount of the Award in accordance with Section 4 and other terms of such Award. Other provisions of the Plan notwithstanding, in the case of any Participant who initially becomes employed by the Company as an Executive Officer after the commencement of a Performance Year, the Participant may be granted an Award for that Performance Year prior to the date at which 25% of the period remaining in the year from the date of hiring of such Executive Officer has elapsed.

         b. After the end of each Performance Year, the Committee shall determine the extent to which the Award Pool shall be funded based on achievement of Performance Objectives for such Performance Year. The Committee shall also determine the maximum amount payable to any Participant in respect of an Award for the Performance Year and the amount payable to each Participant in settlement of the Participant's Award for the Performance Year. The Committee, in its discretion, may determine that the amount payable to any Participant in settlement of an Award shall be reduced, including a determination to make no final Award whatsoever, and, in the case of a Participant who is not an Executive Officer, may determine that such amount shall be increased. The Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m) of the Code, prior to settlement of each Award granted to an Executive Officer, that the Performance Objectives and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

         c. The Committee may adjust or modify Awards or terms of Awards (1) in recognition of unusual or nonrecurring events affecting the Company or any business unit, or the financial statements or results thereof, or in response to changes in applicable laws (including tax, disclosure, and other laws), regulations, accounting principles, or other circumstances deemed relevant by the Committee, (2) with respect to any Participant whose position or duties with the Company change during a Performance Year, or (3) with respect to any person who first becomes a Participant after the first day of the Performance Year; provided, however, that no adjustment to an Award granted to an Executive Officer shall be authorized or made if and to the extent that such authorization or the making of such adjustment would contravene the requirements applicable to "performance-based compensation" under Section 162(m) of the Code and regulations thereunder.

6.       SETTLEMENT OF AWARDS

         Except as provided in this Section 6, each Participant shall receive payment of a cash lump sum in settlement of his or her Award, in the amount determined in accordance with Section 5 as promptly as practicable following the time such determination in respect thereof has been reached by the Committee.

         a. The Committee may specify that up to fifty (50) percent of any Award shall be settled by issuance of shares of the Company's Common Stock or other awards pursuant to the Company's 1997 Stock Incentive Plan (the "1997 Plan") having a fair market value, as determined by the Committee in accordance with the 1997 Plan, equal to the cash value of an Award at the date of grant or equal to the cash amount of the Award that would otherwise have been payable in settlement of the Award at the end of the Performance Year or the date of settlement. Such shares shall be subject to such conditions, including deferral of delivery for up to five years, restrictions on transferability, mandatory reinvestment of dividends in additional shares or awards, and other terms and conditions as shall be specified by the Committee.

         b. Each Participant shall have the right to defer his or her receipt of part or all of any payment due in settlement of an Award under and in accordance with the terms and conditions of any deferred compensation plan or arrangement of the Company unless otherwise specified by the Committee.

7.       TERMINATION OF EMPLOYMENT

         Except as otherwise provided in any written agreement between the Company and a Participant, if a Participant ceases to be employed by the Company prior to settlement of an Award for any reason other than death, disability (as determined by the Committee), normal retirement, or early retirement with the approval of the Committee, such Award shall be forfeited. If such cessation of employment results from such Participant's death, disability (as determined by the Committee), normal retirement, or early retirement with the approval of the Committee, the Committee shall determine, in its sole discretion and in such manner as it may deem reasonable (subject to Section 8), the extent to which the Performance Objectives for the Performance Year or portion thereof completed at the date of cessation of employment have been achieved, and the amount payable in settlement of the Award based on such determinations. The Committee may base such determination on the performance achieved for the full year, in which case its determination may be deferred until following the Performance Year. Such determinations shall be set forth in a written certification, as specified in
Section 5. Such Participant or his or her beneficiary shall be entitled to receive settlement of such Award at the earliest time such payment may be made without causing the payment to fail to be deductible by the Company under
Section 162(m) of the Code.

8.       STATUS OF AWARDS UNDER SECTION 162(M)

         It is the intent of the Company that Awards granted to Executive Officers shall constitute "performance-based compensation" within the meaning of
Section 162(m) of the Code and regulations thereunder, if at the time of settlement the Participant remains an Executive Officer. Accordingly, the Plan shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. If any provision of the Plan relating to Executive Officers or any Award letter evidencing an Award to an Executive Officer does not comply or is inconsistent with the provisions of Section 162(m)(4)(C) of the Code or regulations thereunder (including Treasury Regulation 1.162-27(e)) required to be met in order that compensation (other than post-termination compensation) shall constitute "performance-based compensation," such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no post-termination settlement shall be authorized or made under Section 7 if and to the extent that such authorization or settlement would contravene such requirements.

9.       TRANSFERABILITY

         Awards and any other benefit payable under, or interest in, this Plan are not transferable by a Participant except upon a Participant's death by will or the laws of descent and distribution, and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any such attempted action shall be void.

10.      WITHHOLDING

         All payments relating to an Award, whether at settlement or resulting from any further deferral or issuance of an Award under another plan of the Company in settlement of the Award, shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. In any case in which payments will be in a form other than cash, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant as the Committee shall prescribe.

11.      TENURE

         A Participant's right, if any, to continue to serve the Company as an Executive Officer, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant or any other event under the Plan.

12.      NO RIGHTS TO SETTLEMENT OR TO PARTICIPATE

         Until the Committee has determined to settle an Award under Section 6, a Participant's selection to participate, the grant of an Award, and other events under the Plan shall not be construed as a commitment that any Award will be settled under the Plan. Nothing in the Plan shall be deemed to give any eligible employee any right to participate in the Plan except upon determination of the Committee under Section 4. The foregoing notwithstanding, the Committee may authorize legal commitments with respect to Awards under the terms of an employment agreement or other agreement with a Participant, to the extent of the Committee's authority under the Plan, including commitments that limit the Committee's future discretion under the Plan, but in all cases subject to
Section 8.

13.      UNFUNDED PLAN

         Participants shall have no right, title, or interest whatsoever in or to any specific assets of the Company or investments which the Company may make to aid in meeting its obligations under the plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, bene ficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

14.      OTHER COMPENSATORY PLANS AND ARRANGEMENTS

         Nothing in the Plan shall preclude any Participant from participation in any other compensation or benefit plan of the Company or its subsidiaries. The adoption of the Plan and the grant of Awards hereunder shall not preclude the Company or any subsidiary from paying any other compensation apart from the Plan, including compensation for services or in respect of performance in a Performance Year for which an Award has been made.

15.      DURATION, AMENDMENT AND TERMINATION OF PLAN

         No Award may be granted in respect of any Performance Year after 2007. The Board may amend the Plan from time to time or suspend or terminate the Plan at any time, provided that any such action shall be subject to stockholder approval if and to the extent required by law or regulation, or to ensure that compensation under the Plan will qualify as "performance-based compensation" under Section 162(m) and the regulations thereunder.

16.      GOVERNING LAW

         The Plan, Awards granted hereunder, and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Kentucky (regardless of the law that might otherwise govern under applicable Kentucky principles of conflict of laws).

17.      EFFECTIVE DATE

         The Plan shall be effective as of January 1, 1998; provided, however, that the Plan shall be subject to approval of the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company before settlement of Awards for the 1998 Performance Year so that compensation will qualify as "performance-based compensation" under Section 162(m) of the Code and regulations thereunder. In addition, the Board may determine to submit the Plan to stockholders for reapproval at such times, if any, required in order that compensation under the Plan shall qualify as performance-based compensation.

                                 NOTICE OF
                                 1998
                                 ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 AND
                                 PROXY STATEMENT








                                 GENERAL CABLE CORPORATION
                                 [LOGO]

                            GENERAL CABLE CORPORATION
                           HIGHLAND HEIGHTS, KENTUCKY

           PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS, MAY 19, 1998

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby constitutes and appoints Stephen Rabinowitz, Robert J. Siverd and Christopher F. Virgulak, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Shareholders of General Cable Corporation to be held at 11:00 a.m. on May 19, 1998, at Four Tesseneer Drive, Highland Heights, Kentucky, and at any postponement or adjournment thereof, and to vote all of the shares of General Cable Corporation which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as marked on the reverse side hereof.

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR EACH PROPOSAL LISTED ON THE REVERSE SIDE HEREOF.

         A MAJORITY OF SUCH ATTORNEYS AND PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, signed and dated on the reverse side)

(1)  Election of Directors: Jeffrey Noddle and John E. Welsh, III

     To vote for both nominees listed above, check this box. [ ]

     To withhold authority to vote for both nominees listed above, check this box. [ ]

     To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


     ---------------------------------------------------------

(2) Ratification of appointment of Deloitte & Touche LLP to audit the 1998 consolidated financial statements of General Cable Corporation.

     FOR                       AGAINST                   ABSTAIN
     [ ]                         [ ]                       [ ]

(3) Proposal to approve General Cable Corporation's 1997 Stock Incentive Plan as amended.

     FOR                       AGAINST                   ABSTAIN
     [ ]                         [ ]                       [ ]

(4)  Proposal to approve General Cable Corporation's 1998 Annual Incentive Plan.

     FOR                       AGAINST                   ABSTAIN
     [ ]                         [ ]                       [ ]


                    Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 30, 1998 is hereby acknowledged.



                    ---------------------------------------
                    Date:_________________, 1998
                    Signature


                    ---------------------------------------
                    Signature if held jointly

                    Please sign exactly as your name or names appear herein. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign name by authorized person.


       PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                        ENCLOSED POSTAGE PAID ENVELOPE.




                                       -2-